2018 First-Quarter Results April 19, 2018 Exhibit 99.3

Introduction • A glossary of terms, including the definition for reduced-risk products, or "RRPs," as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website • Effective January 1, 2018, we began managing our business in six reporting segments reflecting a new regional structure. Three years of historical data reflecting the new structure are available on our website and in the Form 8-K that we submitted to the SEC on March 23, 2018 •We are now using operating income, or "OI," to evaluate business segment performance and allocate resources, replacing operating companies income, or "OCI," which was used prior to January 1, 2018 2

Forward-Looking and Cautionary Statements • This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-K for the year ended December 31, 2017. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3

2018: Increasing EPS Guidance for PMI Effective Tax Rate • Increasing 2018 reported diluted EPS guidance to a range of $5.25 to $5.40 at prevailing exchange rates, compared to $3.88 in 2017: ⎼ Change reflects a lower estimated full-year effective tax rate of approximately 26% • Guidance includes 16 cents of favorable currency, at prevailing exchange rates • Ex-currency, our guidance represents a growth rate of approximately 8% to 11% compared to adjusted diluted EPS of $4.72 in 2017 4 Source: PMI Financials or estimates

Note: This estimate reflects our current capital structure, as well as our current interpretation of the new tax law, which may change as further regulations and clarifications become available. It also reflects current assumptions regarding earnings mix and tax rates by taxing jurisdiction, which may also change Source: PMI Financials or estimates 2018: PMI Effective Tax Rate • Reduction in our estimated effective tax rate to approximately 26% (vs. 28% previously communicated), driven by: 1. Further analysis and interpretation of the Tax Cuts and Jobs Act, primarily related to foreign tax credit limitations due to the Global Intangible Low Taxed Income provisions of the Act 2. Revised foreign income tax estimates due to a change in the mix of our foreign earnings 5

2018: Revised Guidance • Revised guidance also incorporates some caution related to the evolution over the balance of the year of three elements, namely: ⎼ The timing of price increases in Russia (although the start to 2018 has been encouraging) ⎼ Slower-than-initially-projected RRP category growth in Japan during Q1, 2018 (we are now reaching different socio-economic strata with more conservative adult smokers who may have slightly slower patterns of adoption) ⎼ The pace of recovery of cigarette industry volume and our market share in the GCC (particularly Saudi Arabia) • Consequently, we have not passed through the full benefit of the lower estimated tax rate to our 2018 guidance at this early stage of the year • Revised guidance reflects currency-neutral net revenue growth of around 8% 6 Source: PMI Financials or estimates

Q1, 2018: Strong Net Revenue Growth, ex-Currency 7 • Higher volume for heated tobacco units and IQOS devices across IQOS markets • Higher pricing for our combustible tobacco portfolio across all Regions, notably: ⎼ South & Southeast Asia ⎼ Latin America & Canada Source: PMI Financials or estimates 8.3 Net Revenues % Variance vs. PY

Q1, 2018: Financial Results, ex-Currency 8 • Decline in adjusted OI mainly due to: ⎼ Impact of tax-driven cigarette industry volume decline, as well as the related down- trading and our corresponding market share decrease, in the GCC (principally Saudi Arabia) ⎼ Higher RRP investments (primarily EU Region) ⎼ Full-year 2018 contribution of $80 million to the Foundation for a Smoke-Free World (expensed entirely in Q1) Source: PMI Financials or estimates 8.3 (2.7) Net Revenues Adjusted OI % Variance vs. PY

Q1, 2018: Financial Results, ex-Currency 9 Source: PMI Financials or estimates 8.3 (2.7) (1.0) Net Revenues % Variance vs. PY Adjusted OI Adjusted Diluted EPS • Adjusted diluted EPS of $1.00, down by 1.0%, excluding three cents of favorable currency

Q1, 2018: Reported Diluted EPS Better-Than-Anticipated • Reported diluted EPS was 13 cents above our February forecast of $0.87 • Better-than-anticipated result was helped by: ⎼ The lower effective tax rate ⎼ Timing of certain RRP investments • Full-year 2018: ⎼ Our projection of net incremental investment behind RRPs of approximately $600 million remains unchanged 10 Source: PMI Financials or estimates

Q1, 2018: PMI Total Volume 11 • PMI total volume down by 2.3%, or by 1.1% excluding estimated inventory movements (primarily in Japan and Saudi Arabia), principally due to: ⎼ Lower cigarette industry volume (notably in Japan, Russia and Saudi Arabia) ⎼ Partly offset by strong growth in heated tobacco unit volume (particularly in Japan and Korea) • Full-year 2018: anticipate a decline of around 2% 4 (6) (2) 178 174 Q1 2017 Industry SoM Inventory Q1 2018 PMI Total Volume (billion units) Note: PMI total volume includes cigarettes and heated tobacco units Source: PMI Financials or estimates

(a) As of December 2017 Note: Reflects ownership of any heat-not-burn (HnB) product Source: PMI Financials or estimates, and PMI Market Research (March 2018) 12 INNOVATORS ̴ EARLY ADOPTERS EARLY MAJORITY LATE MAJORITY LAGGARDS 75% 60% 40% 30% 15% ̴ ̴ ̴ ̴ Japan: Heat-not-Burn Product Ownership % of Total Adult Smoker & HnB User Population(a) 15% 37% 33% 13% 3%

Note: Excluding China and the U.S. Source: PMI Financials or estimates PMI: International Share Growth in Q1, 2018 13 26.4 25.8 0.5 1.5 26.9 27.3 Q1, 2017 Q1, 2018 +0.4pp (%) Cigarettes Heated Tobacco Units

0.1 0.8 38.4 38.2 Q1, 2017 Q1, 2018 Source: PMI Financials or estimates EU Region: Strong Growth of HEETS in Q1, 2018 14 • Total industry volume down by 4.1%, due mainly to the impact of price increases: ⎼ Full-year 2018: anticipate a decline of approximately 2% to 3% • Regional share decline, largely reflecting: ⎼ Impact of estimated inventory movements ⎼ Partly offset by strong growth of HEETS • As expected, Regional adjusted OI, which declined by 15.8%, ex-currency, was heavily impacted by incremental RRP investments: ⎼ Full-year 2018: anticipate low to mid-single-digit, adjusted OI growth, ex-currency PMI Regional Market Share (%) (0.2)pp HEETS

Source: PMI Financials or estimates, and Nielsen Russia: Favorable Pricing Variance in Q1, 2018 15 • Total industry volume down by 8.3%, due mainly to: ⎼ Impact of price increases and higher illicit trade ⎼ Full-year 2018: anticipate a decline of approximately 7% (consistent with 2017) • Cigarette share decline due primarily to our low-price brands • Favorable pricing variance, reflecting: ⎼ Annualization of 2017 price increases ⎼ Additional price increases in Q1, 2018 1.3 1.7 3.6 3.5 27.4 26.3 QTD February 2017 QTD February 2018 PMI Cigarette Market Share (%) (1.1)pp Marlboro Parliament Other

Source: PMI Financials or estimates Saudi Arabia: Significant Tax-Driven Industry Decline 16 • Cigarette industry volume remains under considerable pressure following the June 2017 excise tax-driven price increases: ⎼ Q1, 2018: volume down by 40.8%; impacted by a further VAT-driven price increase in January ⎼ H2, 2018: anticipate a moderation in the decline when the June 2017 price increases have been lapped • Significant industry-wide down-trading • Market remains a watch-out, along with the broader GCC 29.1 13.9 18.7 13.1 1.8 13.0 54.1 41.6 Q1, 2017 Q1, 2018 PMI Cigarette Market Share (%) (12.5)pp Marlboro Chesterfield L&M Other

Source: PMI Financials or estimates Indonesia: Cigarette Market Share Growth in Q1, 2018 17 • Cigarette industry volume down by 2.3%, largely reflecting: ⎼ Soft consumer spending environment ⎼ Above-inflation excise tax-driven price increases ⎼ Full-year 2018: anticipate a decline of 1% to 3% • Cigarette share growth driven by strong performances of Marlboro Filter Black and Dji Sam Soe Magnum Mild 33.0 33.2 Q1, 2017 Q1, 2018 PMI Cigarette Market Share (%) +0.2pp

Source: PMI Financials or estimates Philippines: Further Profit Growth in Q1, 2018 18 • Further profit growth from excise tax-driven price increases • Strong market share growth led by: ⎼ Fortune: benefitting from narrowed price gaps vs. lower-priced brands ⎼ Marlboro: solid performance following its price increase in December 2017 32.4 33.0 17.3 23.4 65.9 70.5 Q1, 2017 Q1, 2018 PMI Cigarette Market Share (%) +4.6pp Marlboro Fortune Other

19 Japan: Strong HeatSticks National Share Momentum Continues Source: PMI Financials or estimates, and Tobacco Institute of Japan 7.1 10.0 11.9 13.9 15.8 Q1 Q2 Q3 Q4 Q1 2018 2017 (%)

Japan: Solid *HeatSticks* Offtake Share Performance in Sendai


HeatSticks
Offtake Share (%)
13.8
20.3
Q1, 2017
Q1, 2018


PMI Share of
Heated Tobacco Category (%)
65.1
67.9
Q1, 2017
Q1, 2018

Note: Offtake share represents select C-Store sales volume for *HeatSticks* as a percentage of the total retail sales volume for cigarettes and heated tobacco units in these C-Stores
Source: PMI Financials or estimates

20

21 Korea: Strong HEETS National Share Momentum Continues ̶ 0.2 2.5 5.5 7.3 Q1 Q2 Q3 Q4 Q1 2018 2017 (%) (a) As of Q1, 2018 Source: PMI Financials or estimates, and Hankook Research #5 Tobacco Brand(a)

Outside Asia: Growing PMI National HTU Market Shares 22 0.5 0.6 0.7 1.2 1.5 Q1 Q2 Q3 Q4 0.9 0.9 1.0 1.2 1.6 Q1 Q2 Q3 Q4 0.4 0.7 0.8 1.9 2.7 Q1 Q2 Q3 Q4 0.6 1.0 1.4 2.8 3.5 Q1 Q2 Q3 Q4 0.4 0.5 0.8 1.5 2.2 Q1 Q2 Q3 Q4 Italy Switzerland Portugal Greece (%) 2017 2017 2018 Q1 2018 Q1 2017 2018 Q1 2017 2018 Q1 Note: Underlying share data is unrounded Source: PMI Financials or estimates Romania 2018 Q1 2017

Outside Asia: Growing PMI Focus Area HTU Offtake Shares 23 Note: Underlying share data is unrounded Source: PMI Financials or estimates 0.5 0.6 0.8 1.4 2.6 Q1 Q2 Q3 Q4 0.1 0.6 1.4 2.1 3.0 Q1 Q2 Q3 Q4 ̶ ̶ 0.4 1.6 3.3 Q1 Q2 Q3 Q4 0.3 0.7 1.3 2.4 4.5 Q1 Q2 Q3 Q4 ̶ ̶ 0.6 1.8 3.1 Q1 Q2 Q3 Q4 0.3 0.4 0.6 0.7 1.0 Q1 Q2 Q3 Q4 0.1 0.2 0.2 0.4 0.5 Q1 Q2 Q3 Q4 Spain Germany Russia Colombia Czech Republic Slovakia Ukraine (%) 2017 2018 Q1 2017 2018 Q1 2017 2018 Q1 2017 2018 Q1 2017 2018 Q1 2017 2018 Q1 2017 2018 Q1 Focus Area (March 2018) Barcelona & Madrid 7 cities Moscow Bogota 9 cities 9 cities 5 cities

2018: Operating Cash Flow; Capital Expenditures Operating Cash Flow(a) • Continue to target operating cash flow of over $9.0 billion, supported by: ⎼ Growth of our RRP portfolio ⎼ Enduring strength of our combustible tobacco brands • Plan to use cash primarily for: ⎼ Capital expenditures to support the growth of our business ⎼ Dividends to our shareholders Capital Expenditures • Anticipate capital expenditures of approximately $1.7 billion: ⎼ RRP-related investment expected to account for around 60% of the total 24 (a) Operating cash flow is defined as net cash provided by operating activities Source: PMI Financials or estimates

Solid Capital Structure • Remain committed to restoring, over time, our leverage multiples to the ranges associated with our current credit rating 25 Long-Term Credit Rating and Outlook Moody’s A2 Stable Standard & Poor’s A Stable

Conclusion: 2018 Business Outlook Remains Strong • Better-than-expected Q1 results: ⎼ Delta compared to our February forecast driven mainly by a lower effective tax rate and the timing of certain RRP investments • Leading combustible tobacco portfolio: ⎼ Continues to support strong pricing, while contributing the lion's share of our earnings and cash flow • IQOS performing exceptionally: ⎼ Strong sequential quarterly share growth across launch markets • Increased 2018 reported diluted EPS guidance: ⎼ Reflects a growth rate of approximately 8% to 11%, ex-currency, compared to adjusted diluted EPS of $4.72 in 2017 26 Source: PMI Financials or estimates

2018 First-Quarter Results Questions & Answers iOS Download Android Download Have you downloaded the PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp

28 Appendix, Glossary and Reconciliation of Non-GAAP Measures

Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • Trademarks are italicized • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the United States, total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • "PMI volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume • Effective January 1, 2018, PMI began managing its business in six reporting segments as follows: the European Union Region (EU); the Eastern Europe Region (EE); the Middle East & Africa Region (ME&A), which includes PMI Duty Free; the South & Southeast Asia Region (S&SA); the East Asia & Australia Region (EA&A); and the Latin America & Canada Region (LA&C) • "The GCC" (Gulf Cooperation Council) is defined as Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the United Arab Emirates (UAE) • "SoM" stands for share of market 29

Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • PMI has adopted Accounting Standard Update ASU 2014-09 "Revenue from Contracts with Customers" as of January 1, 2018 on a retrospective basis. PMI made an accounting policy election to exclude excise taxes collected from customers from the measurement of the transaction price, thereby presenting revenues, net of excise taxes in all periods. The underlying principles of the new standard, relating to the measurement of revenue and the timing of recognition, are closely aligned with PMI's current business model and practices • PMI adopted Accounting Standard Update ASU 2017-07 "Compensation - Retirement Benefits" as of January 1, 2018 on a retrospective basis. Previously, total pension and other employee benefit costs were included in operating income. Beginning January 1, 2018, only the service cost component is required to be shown in operating income, while all other cost components are presented in a new line item "pension and other employee benefit costs" below operating income • Prior to 2018, management evaluated business segment performance, and allocated resources, based on operating companies income, or "OCI." Effective January 1, 2018, management began evaluating business segment performance, and allocating resources, based on operating income, or "OI" • OCI was defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income)/loss in unconsolidated subsidiaries, net • "Adjusted OI margin" is calculated as adjusted OI, divided by net revenues • Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items 30

Glossary: Reduced-Risk Products • "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "IQOS" is a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol • "Heated tobacco product" is a manufactured tobacco product that delivers a nicotine containing vapor (aerosol), without combustion of the tobacco mixture • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which include the company's HEETS, HEETS Marlboro and HEETS FROM MARLBORO, defined collectively as HEETS, as well as Marlboro HeatSticks and Parliament HeatSticks • Heated tobacco unit "offtake volume" represents the estimated retail offtake of heated tobacco units based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • Heated tobacco unit "offtake share" represents the estimated retail offtake volume of heated tobacco units divided by the sum of estimated total offtake volume for cigarettes, heated tobacco units and, where the data is available, other RRPs • National market share for heated tobacco units is defined as the total sales volume for heated tobacco units as a percentage of the total estimated sales volume for cigarettes and heated tobacco units • Net revenues related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine- containing products, primarily e-vapor products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods 31

• Andorra • Austria • Baltic States • Belgium • Bulgaria • Canary Islands • Croatia • Czech Republic • Denmark • Finland • France • Germany • Greece • Hungary • Iceland 32 • Italy • Luxembourg • Netherlands • Norway • Poland • Portugal • Romania • Slovak Republic • Slovenia • Spain • Sweden • Switzerland • United Kingdom European Union Eastern Europe PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries New Geographic Segmentation (effective January 1, 2018) • Albania • Armenia • Belarus • Bosnia & Herzegovina • Georgia • Israel • Kazakhstan • Kosovo • Kyrgyzstan • Macedonia • Moldova • Mongolia • Montenegro • Russia • Serbia • Tajikistan • Turkmenistan • Ukraine • Uzbekistan

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries New Geographic Segmentation (effective January 1, 2018) • Algeria • Bahrain • Central Africa(a) • Duty Free • Eastern Africa(b) • Egypt • Iraq • Jordan • Kuwait • Lebanon • Libya • Morocco • Oman • Palestine Auth. Area • Qatar 33 • Saudi Arabia • Southern Africa(c) • Tunisia • Turkey • Turkish Cyprus • United Arab Emirates (UAE) • West Africa(d) • Yemen Middle East & Africa South & Southeast Asia (a) Central Africa includes Angola, Cameroon, Democratic Republic of the Congo, Equatorial Guinea and Gabon (b) Eastern Africa includes Djibouti, Ethiopia, Kenya, Malawi, Mozambique, Somalia and Tanzania (c) Southern Africa includes Botswana, Lesotho, Mauritius, Mayotte, Namibia, Reunion and Swaziland (d) West Africa includes Benin, Burkina Faso, Cape Verde, The Gambia, Guinea, Ivory Coast, Liberia, Mali, Mauritania, Niger, Nigeria, Senegal, Sierra Leone and Togo • Afghanistan • Bangladesh • Cambodia • East Timor • India • Indonesia • Laos • Maldives • Nepal • Pakistan • Philippines • Sri Lanka • Thailand • Vietnam

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries New Geographic Segmentation (effective January 1, 2018) 34 East Asia & Australia Latin America & Canada (a) South Pacific includes Christmas Islands, French Polynesia, Marshall Islands, Nauru, New Caledonia, Palau, Papua New Guinea, Tonga, Vanuatu and other South Pacific islands (b) Caribbean includes Aruba, Bahamas, Bermuda, Bonaire, Cayman Islands, Curacao, Guadeloupe, Martinique, St. Barth's, St. Maarten, St. Martin and other Caribbean markets • Australia • Hong Kong • Japan • Macau • Malaysia • New Zealand • People's Republic of China • Singapore • South Korea • South Pacific(a) • Taiwan • Argentina • Bolivia • Brazil • Canada • Caribbean(b) • Chile • Colombia • Costa Rica • Dominican Republic • Ecuador • El Salvador • Guatemala • Honduras • Mexico • Nicaragua • Panama • Paraguay • Peru • Uruguay • Venezuela

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures 35 Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency (Unaudited) Quarters Ended March 31, 2018 2017 % Change Reported Diluted EPS $ 1.00 $ 1.02 (2.0)% Currency 0.03 Reported Diluted EPS, excluding Currency $ 0.97 $ 1.02 (4.9)% Quarters Ended March 31, Year Ended 2018 2017 % Change 2017 Reported Diluted EPS $ 1.00 $ 1.02 (2.0)% $ 3.88 Asset impairment and exit costs - - - Tax m - (0.04) 0.84 Adjusted Diluted EPS $ 1.00 $ 0.98 2.0% $ 4.72 Currency 0.03 Adjusted Diluted EPS, excluding Currency $ 0.97 $ 0.98 (1.0)%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures 36 Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Revenues Currency Net Revenues excluding Currency Acquisitions Net Revenues excluding Currency & Acquisitions Quarters Ended March 31, Net Revenues Total Excluding Currency Excluding Currency & Acquisitions 2018 PMI 2017 % Change $ 1,988 $ 245 $ 1,743 $ - $ 1,743 European Union $ 1,740 14.3% 0.2% 0.2% 567 29 538 - 538 Eastern Europe 516 9.9% 4.3% 4.3% 961 14 947 - 947 Middle East & Africa 961 - % (1.5)% (1.5)% 1,081 (8) 1,089 - 1,089 South & Southeast Asia 1,031 4.8% 5.6% 5.6% 1,591 48 1,543 - 1,543 East Asia & Australia 1,210 31.5% 27.5% 27.5% 708 (1) 709 - 709 Lat in America & Canada 606 16.8% 17.0% 17.0% $ 6,896 $ 327 $ 6,569 $ - $ 6,569 Total PMI $ 6,064 13.7% 8.3% 8.3%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures 37 Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions ($ in millions) / (Unaudited) Operating Income Asset Impairment & Exit Costs Adjusted Operating Income Currency Adjusted Operating Income excluding Currency Acqui- sitions Adjusted Operating Income excluding Currency & Acqui- sitions Operating Income Asset Impairment & Exit Costs Adjusted Operating Income Total Excluding Currency Excluding Currency & Acqui- sitions 2018 2017 $ 740 $ - $ 740 $ 110 $ 630 $ - $ 630 European Union $ 748 $ - $ 748 (1.1)% (15.8)% (15.8)% 151 - 151 8 143 - 143 Eastern Europe 159 - 159 (5.0)% (10.1)% (10.1)% 374 - 374 (32) 406 - 406 Middle East & Africa 491 - 491 (23.8)% (17.3)% (17.3)% 429 - 429 (12) 441 - 441 South & Southeast Asia 370 - 370 15.9% 19.2% 19.2% 515 - 515 16 499 - 499 East Asia & Australia 472 - 472 9.1% 5.7% 5.7% 217 - 217 (14) 231 - 231 Lat in America & Canada 176 - 176 23.3% 31.3% 31.3% $ 2,426 $ - $ 2,426 $ 76 $ 2,350 $ - $ 2,350 Total PMI $ 2,416 $ - $ 2,416 0.4% (2.7)% (2.7)% % Change Quarters Ended March 31,

2018 First-Quarter Results April 19, 2018